UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
_________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 12, 2022

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MDC	New York Stock Exchange
6% Senior Notes due January 2043	MDC 43	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)    Appointment of a new director

On December 12, 2022, on the recommendation of the Corporate Governance/Nominating Committee of M.D.C. Holdings, Inc. (the “Company”), the Company’s Board of Directors (the “Board”) increased the number of directors on the Board from ten to eleven and appointed Rafay Farooqui as a Class II Director to fill the vacancy on the Board, with a term continuing until the Company’s 2023 Annual Meeting of Shareholders, at which time he will stand for election by the Company’s shareholders. The Board determined that Mr. Farooqui is independent under the rules of the Securities and Exchange Commission, the New York Stock Exchange (the “NYSE”) and the Company’s standards of independence and that, in the Board’s business judgment, Mr. Farooqui is “financially literate” as provided in the rules of the NYSE. There is no arrangement or understanding between Mr. Farooqui and the Company or any other person pursuant to which he was appointed as a director. The Company is not aware of any transaction in which Mr. Farooqui has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Farooqui has not been appointed to any committees of the Board. The addition of Mr. Farooqui to the Board brings the number of outside members serving on the Board to nine.

Mr. Farooqui will be entitled to receive a monthly Board retainer of $5,000 and Board meeting fees of $3,000 per meeting. He will also be entitled to receive an annual option grant or, in lieu of an option, a restricted stock award as described under “2021 Director Compensation” in the Company’s proxy statement filed on March 2, 2022.

Also, as of December 12, 2022, the Company and Mr. Farooqui entered into the Company’s standard form of Indemnification Agreement for outside directors in the form previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8‑K filed October 26, 2006.

A copy of the press release announcing Mr. Farooqui’s appointment is attached as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

10.1
Form of Indemnification Agreement entered into between the Company and members of its Board of Directors (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed October 26, 2006).

99.1	Press release dated December 14, 2022.

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
_________________________________

M.D.C. HOLDINGS, INC.

Dated:	December 14, 2022	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Vice President, Secretary and Corporate Counsel

2